EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gencor Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Annual Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

/s/ Marc G. Elliott
Marc G. Elliott
President
(Principal Executive Officer)

December 13, 2023

/s/ Eric E. Mellen
Eric E. Mellen
Chief Financial Officer
(Principal Financial and Accounting Officer)

December 13, 2023